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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
        Date of Report (Date of earliest event reported): August 1, 2005


                        Commission File Number 001-31921


                      COMPASS MINERALS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                     Delaware                                            36-3972986
 (State or other jurisdiction of incorporation or                     (I.R.S. Employer
                  organization)                                    Identification Number)

                             9900 WEST 109TH STREET
                                    SUITE 600
                             OVERLAND PARK, KS 66210
                                 (913) 344-9200
          (Address of principal executive offices and telephone number)


                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On August 1, 2005, Compass Minerals International, Inc. reported its second quarter 2005 financial results. A copy of the press release is attached as exhibit 99.1.

        In accordance with General Instruction B.2. of Form 8-K, the information included or incorporated in this report, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired: Not applicable.

(b) Pro Forma Financial Information: Not applicable.

(c) Exhibits:

Exhibit No.             Document
-----------             --------
99.1                    Press Release dated August 1, 2005


                                   SIGNATURES

        Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          COMPASS MINERALS INTERNATIONAL, INC.


Date: August 1, 2005                      /s/ Rodney L. Underdown
                                          --------------------------------------
                                          Rodney L. Underdown
                                          Chief Financial Officer